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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 15, 2001

                                NETCENTIVES INC.
             (Exact name of Registrant as specified in its charter)

Delaware                               000-27253                  93-1213291
(State or other jurisdiction of  (Commission File Number)     (I.R.S. Employer
incorporation or organization)                               Identification No.)

                               475 Brannan Street
                             San Francisco, CA 94107
               (Address of principal executive offices) (Zip code)

                                 (415) 615-2000
              (Registrant's telephone number, including area code)






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Item 2.  Acquisition or Disposition of Assets

On December 3, 2001, Netcentives, Inc. (the "Company"), along with its subsidiaries Post Communications, Inc. and MaxMiles (collectively the "Companies"), issued a press release, a copy of which is attached hereto as
Exhibit 99.1 and incorporated herein in its entirety, stating the results of a Bankruptcy court auction of its assets, in which auction the Companies agreed to sell certain assets to the high bidders in the auction. The transactions, which were approved by the United States Bankruptcy Court for the Northern District of California (the "Bankruptcy Court") on November 15, are expected to close no later than December 7, 2001.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)      Exhibits.


         99.1 Press Release dated December 3, 2001.




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        NETCENTIVES INC.


Date:  December 3, 2001                 /s/ ERIC LARSEN
                                        ----------------------------------------
                                        Eric Larsen
                                        Chairman and Chief Executive Officer
                                        (Duly Authorized and Principal Executive
                                        Oficer)




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                                NETCENTIVES INC.

                                INDEX TO EXHIBITS

EXHIBIT
NUMBER                              DESCRIPTION
-------                             -----------
99.1                                Press Release dated December 3, 2001




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